Below is the Order of the Court.

Mary Jo Heston
Mary Jo Heston
U.S. Bankruptcy Judge
(Dated as of Entered on Docket date above)

UNITED STATES BANKRUPTCY COURT
FOR THE WESTERN DISTRICT OF WASHINGTON
AT TACOMA

In re: HARBOR CUSTOM DEVELOPMENT, INC. *et al.*, Debtors.[1]	LEAD CASE NO. 23-42180-MJH (Jointly Administered) **INTERIM ORDER APPROVING NOTIFICATION AND HEARING PROCEDURES FOR CERTAIN TRANSFERS OF COMMON AND PREFERRED STOCK AND GRANTING RELATED RELIEF**

THIS MATTER came before the Court upon the Debtors' Emergency Motion for Entry of Interim and Final Orders (A) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and Preferred Stock and (B) Granting Related Relief (the "**Motion**"), filed by Harbor Custom Development, Inc. ("**HCDI**" or the "**Company**") and its affiliated debtors-in-

[1] The Debtors along with their case numbers are as follows: Harbor Custom Development, Inc. (Lead Case); Belfair Apartments, LLC (23-42181); HCDI at Semiahmoo LLC (23-42183); Beacon Studio Farms LLC (23-42184); HCDI Bridge View, LLC (23-42187); HCDI FL Condo LLC (23-42188); and Pacific Ridge CMS, LLC (23-42189).

CAIRNCROSS & HEMPELMANN, P.S.
ATTORNEYS AT LAW
524 Second Avenue, Suite 500
Seattle, Washington 98104-2323
office 206 587-0700 fax 206 587-2308

possession (collectively, the "**Debtors**"), for entry of an interim order (this "**Interim Order**") (a) approving the Procedures related to transfers of Beneficial Ownership of Common Stock and Preferred Stock; (b) directing that any purchase, sale, other transfer of Beneficial Ownership of Common Stock or Preferred Stock in violation of the Procedures shall be null and void *ab initio*; and (c) scheduling a final hearing to consider approval of the Motion on a final basis.[2]

The Court having jurisdiction to consider the Motion and the relief requested therein pursuant to 28 U.S.C. §§ 157 and 1334; having found that venue of this proceeding and the Motion in this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409; having found that the Debtors' notice of the Motion was appropriate under the circumstances and no other notice need be provided; and having reviewed the Motion and having heard the statements in support of the relief requested therein at a hearing before this Court held on December 15, 2023 (the "**Hearing**"); and having determined that the legal and factual bases set forth in the Motion, First Day Declarations, and the Declaration of Shelly Crocker in support of the Motion, finds that good cause exists to grant the relief requested. Now, therefore **IT IS HEREBY ORDERED THAT**:

1. The Motion is **GRANTED** on an interim basis as set forth herein.

2. The Final Hearing on the Motion will be held on **January 12, 2024 at 9:00 a.m. (Pacific Time)**. Objections, if any, that relate to the Motion shall be filed and served so as to be actually received by the Debtors' counsel and Notice Parties as defined in the Motion on or before **January 5, 2024**. If no objections are filed to the Motion, the Court may enter an order approving the relief requested in the Motion on a final basis without further notice or hearing.

3. The Procedures, as set forth in **Exhibits 1, 1A through 1D** attached hereto are hereby approved on an interim basis; *provided*, *however*, that any party in interest may file a motion and seek emergency relief from the Procedures based upon a showing of sufficient cause; *provided* that the Debtors' and the other Notice Parties' rights to oppose such relief are fully reserved and preserved.

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[2] Capitalized terms herein have the same meaning identified in the Motion unless otherwise indicated.

CAIRNCROSS & HEMPELMANN, P.S.
ATTORNEYS AT LAW
524 Second Avenue, Suite 500
Seattle, Washington 98104-2323
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4. Any transfer of Beneficial Ownership of Common Stock or Preferred Stock in violation of the Procedures, including but not limited to the notice requirements, shall be null and void *ab initio*.

5. In the case of any such transfer of Beneficial Ownership of Common Stock or Preferred Stock in violation of the Procedures, including but not limited to the notice requirements, the person or entity making such transfer shall be required to take remedial actions specified by the Debtors, which may include the actions specified in Private Letter Ruling 201010009 (Dec. 4, 2009), to appropriately reflect that such transfer is null and void *ab initio*.

6. The Debtors may retroactively or prospectively waive any and all restrictions, stays, and notification procedures set forth in the Procedures.

7. Within five (5) business days after entry of this Interim Order, or as soon as reasonably practicable thereafter, the Debtors shall (i) send the notice of this Interim Order to all parties that were served with notice of the Motion by first class mail and email, if available, including any broker, bank, dealer or other agent, intermediary, or nominee of a beneficial holder of Common Stock or Preferred Stock and any known registered holders of Common Stock or Preferred Stock; (ii) post the Interim Order, Procedures, Declarations, and Notice of Interim Order to the website established by BMC Group, the Debtors' proposed noticing and claims agent, for these Chapter 11 Cases (**https://cases.creditorinfo.com/hcdi**), such notice being reasonably calculated to provide notice to all parties that may be affected by the Procedures, whether known or unknown; and (iii) file a Form 8-K with the U.S. Securities and Exchange Commission.

8. The requirements set forth in this Interim Order are in addition to the requirements of applicable law and do not excuse compliance therewith.

9. Other than to the extent that this Interim Order expressly conditions or restricts trading in Common Stock or Preferred Stock, nothing in this Interim Order or in the Motion shall, or shall be deemed to, prejudice, impair, or otherwise alter or affect the rights of any holders of Common Stock or Preferred Stock, including in connection with the treatment of any such stock

CAIRNCROSS & HEMPELMANN, P.S.
ATTORNEYS AT LAW
524 Second Avenue, Suite 500
Seattle, Washington 98104-2323
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under any chapter 11 plan or any applicable bankruptcy court order.

10. The Debtors are authorized to take all reasonable actions necessary to effectuate the relief granted pursuant to this Interim Order in accordance with the Motion.

11. Notwithstanding Bankruptcy Rule 6004(h), to the extent applicable, this Interim Order shall be effective and enforceable immediately upon entry hereof.

12. Notice of the Motion as provided therein shall be deemed good and sufficient notice of such Motion, and the requirements of Bankruptcy Rule 6004(a) and the Local Rules are satisfied by such notice.

13. This Court retains exclusive jurisdiction with respect to all matters arising from or related to the implementation, interpretation, and enforcement of this Interim Order.

CAIRNCROSS & HEMPELMANN, P.S.
ATTORNEYS AT LAW
524 Second Avenue, Suite 500
Seattle, Washington 98104-2323
office 206 587 0700 fax 206 587 2308

EXHIBIT 1

Procedures for Transfers of Beneficial Ownership of Common Stock and Preferred Stock

CAIRNCROSS & HEMPELMANN, P.S.
ATTORNEYS AT LAW
524 Second Avenue, Suite 500
Seattle, Washington 98104-2323
office 206 587 0700 fax 206 587 2308

PROCEDURES FOR TRANSFERS OF COMMON STOCK AND PREFERRED STOCK

The following procedures apply to transfers of Common Stock and Preferred Stock:

a. Any entity (as defined in section 101(15) of the Bankruptcy Code) that is a Substantial Shareholder (as defined herein) must file with the Court, and serve upon:

i. the Company, Harbor Custom Development Inc., 1201 Pacific Avenue, Suite 1200, Tacoma, WA 98402, Attn: Yoshi Niino;

ii. Counsel to the Debtors, Cairncross & Hempelmann, P.S., 524 Second Avenue, Suite 500, Seattle, WA 98104, Attn: Binah B. Yeung (byeung@cairncross.com);

iii. counsel to any statutory committee appointed in these Chapter 11 Cases;

iv. the Office of the United States Trustee for the Western District of Washington, 700 Stewart Street, Suite 5103, Seattle, WA 98101; and

v. any party that has requested notice pursuant to Bankruptcy Rule 2002

(collectively, the "**Notice Parties**"), a declaration of such status, substantially in the form attached to the Procedures as **Exhibit 1A** (each, a "**Declaration of Status as a Substantial Shareholder**"), on or before the later of (A) twenty (20) calendar days after the date of the Notice of Interim Order, or (B) ten (10) calendar days after becoming a Substantial Shareholder; *provided* that, the other procedures set forth herein shall apply to any Substantial Shareholder even if no Declaration of Status as a Substantial Shareholder has been filed.

b. Prior to effectuating any transfer of Beneficial Ownership of Common Stock or Preferred Stock that would result in an increase in the amount of Common Stock or Preferred Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an entity or individual becoming a Substantial Shareholder, the parties to such transaction must file with the Court, and serve upon the Notice Parties, an advance written declaration of the intended transfer of Common Stock or Preferred Stock, as applicable, substantially in the form attached to the Procedures as **Exhibit 1B** (each, a "**Declaration of Intent to Accumulate Common Stock or Preferred Stock**").

c. Prior to effectuating any transfer of Beneficial Ownership of Common Stock or Preferred Stock that would result in a decrease in the amount of Common Stock or Preferred Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an entity or individual ceasing to be a Substantial Shareholder, the parties to such transaction must file with the Court, and serve upon the Notice Parties, an advance written declaration of the intended transfer of Common Stock

CAIRNCROSS & HEMPELMANN, P.S.
ATTORNEYS AT LAW
524 Second Avenue, Suite 500
Seattle, Washington 98104-2323
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or Preferred Stock, as applicable, substantially in the form attached to the Procedures as **Exhibit 1C** (each, a "**Declaration of Intent to Transfer Common Stock or Preferred Stock**," and together with a Declaration of Intent to Accumulate Common Stock or Preferred Stock, each, a "**Declaration of Proposed Transfer**").

d. The Debtors and the other Notice Parties shall have twenty calendar days after receipt of a Declaration of Proposed Transfer to file with the Court and serve on such Substantial Shareholder or potential Substantial Shareholder an objection to any proposed transfer of Beneficial Ownership of Common Stock or Preferred Stock, as applicable, described in the Declaration of Proposed Transfer on the grounds that such transfer might adversely affect the Debtors' ability to utilize their Tax Attributes.

If the Debtors or any of the other Notice Parties file an objection, such transaction will remain ineffective unless such objection is withdrawn, or such transaction is approved by a final and non-appealable order of the Court. If the Debtors and the other Notice Parties do not object within such twenty-day period, such transaction can proceed solely as set forth in the Declaration of Proposed Transfer.

Further transactions within the scope of this paragraph must be the subject of additional notices in accordance with the procedures set forth herein, with an additional twenty-day waiting period for each Declaration of Proposed Transfer. To the extent that the Debtors receive an appropriate Declaration of Proposed Transfer and determine in their business judgment not to object, they shall provide notice of that decision as soon as is reasonably practicable to any statutory committee(s) appointed in these Chapter 11 Cases.

e. For purposes of these Procedures:

i. a "**Substantial Shareholder**" is any entity or individual that has Beneficial Ownership of at least (a) 5% of all issued and outstanding shares of Common Stock (currently 2,686,431 shares) or (b) 5% of all issued and outstanding shares of Preferred Stock (currently 3,799,799 shares); and

ii. "**Beneficial Ownership**" will be determined in accordance with the applicable rules of sections 382 and 383 of the IRC, and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual's family members may be treated as one individual, and (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity).

CAIRNCROSS & HEMPELMANN, P.S.
ATTORNEYS AT LAW
524 Second Avenue, Suite 500
Seattle, Washington 98104-2323
office 206 587 0700 fax 206 587 2308

NOTICE PROCEDURES

The following notice procedures apply to these Procedures:

a. No later than three (3) business days following entry of the Interim Order, or as soon as reasonably practicable thereafter, the Debtors shall serve a notice by first class mail, substantially in the form attached to the Procedures as **Exhibit 1D** (the "**Notice of Interim Order**"), on:

i. the U.S. Trustee for the Western District of Washington (the "**U.S. Trustee**");

ii. the entities listed on the list of 30 largest unsecured creditors;

iii. the U.S. Securities and Exchange Commission;

iv. the Internal Revenue Service;

v. any official committees appointed in these Chapter 11 Cases; and

vi. all registered and nominee holders of Common Stock or Preferred Stock (with instructions to serve down to the beneficial holders of Common Stock or Preferred Stock, as applicable).

Additionally, no later than five (5) business days following entry of the Final Order, or as soon as reasonably practicable thereafter, the Debtors shall serve a Notice of Interim Order modified to reflect that the Final Order has been entered (as modified, the "**Notice of Final Order**") on the same entities that received the Notice of Interim Order.

b. All registered and nominee holders of Common Stock or Preferred Stock shall be required to serve the Notice of Interim Order or Notice of Final Order, as applicable, on any holder for whose benefit such registered or nominee holder holds such Common Stock or Preferred Stock, down the chain of ownership for all such holders of Common Stock or Preferred Stock.

c. Any entity or individual, or broker or agent acting on such entity's or individual's behalf who sells Common Stock or Preferred Stock to another entity or individual, shall be required to serve a copy of the Notice of Interim Order or Notice of Final Order, as applicable, on such purchaser of such Common Stock or Preferred Stock, or any broker or agent acting on such purchaser's behalf.

CAIRNCROSS & HEMPELMANN, P.S.
ATTORNEYS AT LAW
524 Second Avenue, Suite 500
Seattle, Washington 98104-2323
office 206 587 0700 fax 206 587 2308

EXHIBIT 1A

Declaration of Status as a Substantial Shareholder

CAIRNCROSS & HEMPELMANN, P.S.
ATTORNEYS AT LAW
524 Second Avenue, Suite 500
Seattle, Washington 98104-2323
office 206 587 0700 fax 206 587 2308

UNITED STATES BANKRUPTCY COURT
FOR THE WESTERN DISTRICT OF WASHINGTON
AT TACOMA

In re: HARBOR CUSTOM DEVELOPMENT, INC., *et al.*, Debtors.[3]	LEAD CASE NO. 23-42180-MJH (Jointly Administered) **DECLARATION OF STATUS AS A SUBSTANTIAL HOLDER**

PLEASE TAKE NOTICE that the undersigned party is/has become a Substantial Shareholder[4] with respect to the Common or Preferred stock of Debtor Harbor Custom Development, Inc., or any Beneficial Ownership therein (any such record or Beneficial Ownership of common stock, the "**Common Stock,**" and any such record or Beneficial Ownership of Series A convertible preferred stock, the "**Preferred Stock**"). Harbor Custom Development, Inc. is a debtor and debtor-in-possession in Case No. 23-42180-MJH pending in the United States Bankruptcy Court for the Western District of Washington (the "**Court**").

PLEASE TAKE FURTHER NOTICE that, as of ______________________

[3] The Debtors along with their case numbers are as follows: Harbor Custom Development, Inc. (Lead Case); Belfair Apartments, LLC (23-42181); HCDI at Semiahmoo LLC (23-42183); Beacon Studio Farms LLC (23-42184); HCDI Bridge View, LLC (23-42187); HCDI FL Condo LLC (23-42188); and Pacific Ridge CMS, LLC (23-42189).

[4] For purposes of these Procedures:

a. a "**Substantial Shareholder**" is any entity or individual that has Beneficial Ownership of at least (a) 5% of all issued and outstanding shares of Common Stock (currently 2,686,431 shares) or (b) 5% of all issued and outstanding shares of Preferred Stock (currently 3,799,799 shares); and

b. "**Beneficial Ownership**" will be determined in accordance with the applicable rules of sections 382 and 383 of the IRC, and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual's family members may be treated as one individual, and (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity).

CAIRNCROSS & HEMPELMANN, P.S.
ATTORNEYS AT LAW
524 Second Avenue, Suite 500
Seattle, Washington 98104-2323
office 206 587 0700 fax 206 587 2308

(Month, Day, Year), the undersigned party currently has Beneficial Ownership of _________ (number) shares of Common Stock and _________ (number) shares of Preferred Stock. The following table sets forth the date(s) on which the undersigned party acquired Beneficial Ownership of such Common Stock or Preferred Stock:

NUMBER OF SHARES	TYPE OF STOCK (COMMON/PREFERRED)	DATE ACQUIRED

(Attach additional page or pages if necessary)

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ________ (Last four digits of tax ID).

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain *Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and Preferred Stock and (II) Granting Related Relief* [Docket No. ___] (the "**Order**"), this declaration (this "**Declaration**") is being filed with the Court and served upon the Notice Parties (as defined in the Order).

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalty of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

CAIRNCROSS & HEMPELMANN, P.S.
ATTORNEYS AT LAW
524 Second Avenue, Suite 500
Seattle, Washington 98104-2323
office 206 587 0700 fax 206 587 2308

Respectfully submitted,

(Name of Substantial Shareholder)

By: ________________________________

Name: _____________________________

Address: ___________________________

____

Telephone: _________________________

Facsimile: _________________________

Dated: ______________, 20____

______________, __________

(City) (State)

CAIRNCROSS & HEMPELMANN, P.S.
ATTORNEYS AT LAW
524 Second Avenue, Suite 500
Seattle, Washington 98104-2323
office 206 587 0700 fax 206 587 2308

EXHIBIT 1B

Declaration of Intent to Accumulate Common Stock or Preferred Stock

CAIRNCROSS & HEMPELMANN, P.S.
ATTORNEYS AT LAW
524 Second Avenue, Suite 500
Seattle, Washington 98104-2323
office 206 587 0700 fax 206 587 2308

UNITED STATES BANKRUPTCY COURT
FOR THE WESTERN DISTRICT OF WASHINGTON
AT TACOMA

In re: HARBOR CUSTOM DEVELOPMENT, INC., *et al.*, Debtors.[5]	LEAD CASE NO. 23-42180-MJH (Jointly Administered) **DECLARATION OF INTENT TO ACCUMULATE COMMON OR PREFERRED STOCK[6]**

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to purchase, acquire, or otherwise accumulate (the "**Proposed Transfer**") Common or Preferred stock of Debtor Harbor Custom Development, Inc., or any Beneficial Ownership therein (any such record or Beneficial Ownership of common stock, the "Common Stock," and any such record or Beneficial Ownership of preferred stock, the "Preferred Stock"). Harbor Custom Development, Inc. is a debtor and debtor-in-possession in Case No. 23-42180-MJH pending in the United States Bankruptcy Court for the Western District of Washington (the "Court").

PLEASE TAKE FURTHER NOTICE that, if applicable, on _______________ (Month, Day, Year), the undersigned party filed a Declaration of Status as a Substantial

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[5] The Debtors along with their case numbers are as follows: Harbor Custom Development, Inc. (Lead Case); Belfair Apartments, LLC (23-42181); HCDI at Semiahmoo LLC (23-42183); Beacon Studio Farms LLC (23-42184); HCDI Bridge View, LLC (23-42187); HCDI FL Condo LLC (23-42188); and Pacific Ridge CMS, LLC (23-42189).

[6] For purposes of these Procedures:

a. "**Substantial Shareholder**" is any entity or individual that has Beneficial Ownership of at least (a) 5% of all issued and outstanding shares of Common Stock (currently 2,686,431 shares) or (b) 5% of all issued and outstanding shares of Preferred Stock (currently 3,799,799 shares); and

b. "**Beneficial Ownership**" will be determined in accordance with the applicable rules of sections 382 and 383 of the IRC, and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual's family members may be treated as one individual, and (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity).

CAIRNCROSS & HEMPELMANN, P.S.
ATTORNEYS AT LAW
524 Second Avenue, Suite 500
Seattle, Washington 98104-2323
office 206 587 0700 fax 206 587 2308

Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of _________ (number) shares of Common Stock and _________ (number) shares of Preferred Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to purchase, acquire, or otherwise accumulate Beneficial Ownership of _________ (number) shares of Common Stock and _________ (number) shares of Preferred Stock. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of _________ (total number) shares of Common Stock and _________ (total number) shares of Preferred Stock.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ___________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain *Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and Preferred Stock and (II) Granting Related Relief* [Docket No. ___] (the "**Order**"), this declaration (this "**Declaration**") is being filed with the Court and served upon the Notice Parties (as defined in the Order).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

PLEASE TAKE FURTHER NOTICE that the Debtors and the other Notice Parties have twenty calendar days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors or any of the other Notice Parties file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn or such transaction is approved by a final and non-appealable order of the Court. If the Debtors and the other Notice Parties do not object within such twenty-day period, then after expiration of such period the Proposed Transfer

CAIRNCROSS & HEMPELMANN, P.S.
ATTORNEYS AT LAW
524 Second Avenue, Suite 500
Seattle, Washington 98104-2323
office 206 587 0700 fax 206 587 2308

may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party purchasing, acquiring, or otherwise accumulating Beneficial Ownership of additional shares of Common Stock or Preferred Stock will each require an additional notice filed with the Court to be served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,
(Name of Substantial Shareholder)
By: ______________________________
Name: ____________________________
Address: __________________________
____
Telephone: ________________________
Facsimile: ________________________

Dated: ______________, 20__
_______________, __________
(City) (State)

CAIRNCROSS & HEMPELMANN, P.S.
ATTORNEYS AT LAW
524 Second Avenue, Suite 500
Seattle, Washington 98104-2323
office 206 587 0700 fax 206 587 2308

EXHIBIT 1C

Declaration of Intent to Transfer Common Stock of Preferred Stock

CAIRNCROSS & HEMPELMANN, P.S.
ATTORNEYS AT LAW
524 Second Avenue, Suite 500
Seattle, Washington 98104-2323
office 206 587 0700 fax 206 587 2308

UNITED STATES BANKRUPTCY COURT
FOR THE WESTERN DISTRICT OF WASHINGTON
AT TACOMA

In re: HARBOR CUSTOM DEVELOPMENT, INC., *et al.*, Debtors.[7]	LEAD CASE NO. 23-42180-MJH (Jointly Administered) **DECLARATION OF INTENT TO TRANSFER COMMON STOCK OR PREFERRED STOCK[8]**

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to sell, trade, or otherwise transfer (the "**Proposed Transfer**") one or more shares of Common or Preferred stock of Debtor Harbor Custom Development, Inc., or any Beneficial Ownership therein (any such record or Beneficial Ownership of common stock, the "**Common Stock,**" and any such record or Beneficial Ownership of Series A convertible preferred stock, the "**Preferred Stock**"). Harbor Custom Development, Inc. is a debtor and debtor-in-possession in Case No. 23-42180-MJH pending in the United States Bankruptcy Court for the Western District of Washington (the "**Court**").

PLEASE TAKE FURTHER NOTICE that (if applicable), on ___________ (Month,

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[7] The Debtors along with their case numbers are as follows: Harbor Custom Development, Inc. (Lead Case); Belfair Apartments, LLC (23-42181); HCDI at Semiahmoo LLC (23-42183); Beacon Studio Farms LLC (23-42184); HCDI Bridge View, LLC (23-42187); HCDI FL Condo LLC (23-42188); and Pacific Ridge CMS, LLC (23-42189).

[8] For purposes of this Declaration:

i. a "**Substantial Shareholder**" is any entity or individual that has Beneficial Ownership of at least (a) 5% of all issued and outstanding shares of Common Stock (currently 2,686,431 shares) or (b) 5% of all issued and outstanding shares of Preferred Stock (currently 3,799,799 shares); and

ii. "**Beneficial Ownership**" will be determined in accordance with the applicable rules of sections 382 and 383 of the IRC, and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual's family members may be treated as one individual, and (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity).

CAIRNCROSS & HEMPELMANN, P.S.
ATTORNEYS AT LAW
524 Second Avenue, Suite 500
Seattle, Washington 98104-2323
office 206 587 0700 fax 206 587 2308

Date, Year), the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of _________ (number) shares of Common Stock and _________ (number) shares of Preferred Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to sell, trade, or otherwise transfer Beneficial Ownership of _________ shares of Common Stock and _________ shares of Preferred Stock. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of_________ (remaining total) shares of Common Stock and _________ (remaining total) shares of Preferred Stock after such transfer becomes effective.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are _________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain *Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and Preferred Stock and (II) Granting Related Relief* [Docket No. ___] (the "**Order**"), this declaration (this "**Declaration**") is being filed with the Court and served upon the Notice Parties (as defined in the Order).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

PLEASE TAKE FURTHER NOTICE that the Debtors and the other Notice Parties have twenty calendar days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors or any of the other Notice Parties file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn or such transaction is approved by a final and non-appealable order of the Court. If the Debtors and the other Notice Parties do not

CAIRNCROSS & HEMPELMANN, P.S.
ATTORNEYS AT LAW
524 Second Avenue, Suite 500
Seattle, Washington 98104-2323
office 206 587 0700 fax 206 587 2308

object within such twenty-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party selling, trading, or otherwise transferring Beneficial Ownership of additional shares of Common Stock or Preferred Stock will each require an additional notice filed with the Court to be served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,
(Name of Substantial Shareholder)
By: ______________________________
Name: ____________________________
Address: __________________________
____
Telephone: ________________________
Facsimile: ________________________

Dated: ______________, 20__
________________, __________
(City) (State)

CAIRNCROSS & HEMPELMANN, P.S.
ATTORNEYS AT LAW
524 Second Avenue, Suite 500
Seattle, Washington 98104-2323
office 206 587 0700 fax 206 587 2308

EXHIBIT 1D

Notice of Interim Order

CAIRNCROSS & HEMPELMANN, P.S.
ATTORNEYS AT LAW
524 Second Avenue, Suite 500
Seattle, Washington 98104-2323
office 206 587 0700 fax 206 587 2308

UNITED STATES BANKRUPTCY COURT
FOR THE WESTERN DISTRICT OF WASHINGTON
AT TACOMA

In re: HARBOR CUSTOM DEVELOPMENT, INC., *et al.*, Debtors.	LEAD CASE NO. 23-42180-MJH (Jointly Administered) **NOTICE OF (I) DISCLOSURE PROCEDURES APPLICABLE TO CERTAIN HOLDERS OF COMMON STOCK OR PREFERRED STOCK, (II) DISCLOSURE PROCEDURES FOR TRANSFERS OF COMMON STOCK AND PREFERRED STOCK, AND (III) FINAL HEARING ON THE APPLICATION THEREOF**

TO: ALL ENTITIES (AS DEFINED BY SECTION 101(15) OF THE BANKRUPTCY CODE) THAT MAY HOLD BENEFICIAL OWNERSHIP OF THE EXISTING CLASSES OF COMMON STOCK (THE "COMMON STOCK") OR SERIES A CONVERTIBLE PREFERRED STOCK (THE "PREFERRED STOCK") OF HARBOR CUSTOM DEVELOPMENT INC.:

PLEASE TAKE NOTICE that on December 11, 2023 (the "**Petition Date**"), the above-captioned debtors and debtors in possession (collectively, the "**Debtors**"), filed petitions with the United States Bankruptcy Court for the Western District of Washington (the "Court") under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of property of or from the Debtors' estates or to exercise control over property of or from the Debtors' estates.

PLEASE TAKE FURTHER NOTICE that on December 14, 2023, the Debtors filed the Debtors' Motion for Entry of Interim and Final Orders (I) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and Preferred Stock and (II) Granting Related Relief (Dkt. No. __) (the "**Motion**").

CAIRNCROSS & HEMPELMANN, P.S.
ATTORNEYS AT LAW
524 Second Avenue, Suite 500
Seattle, Washington 98104-2323
office 206 587 0700 fax 206 587 2308

PLEASE TAKE FURTHER NOTICE that on _____________, 2023, the Court entered the Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and Preferred Stock and (II) Granting Related Relief (Dkt No. __) (the "**Interim Order**") approving procedures for certain transfers of Common Stock and Preferred Stock set forth in **Exhibit 1** attached to the Interim Order (the "**Procedures**").

PLEASE TAKE FURTHER NOTICE that, pursuant to the Interim Order, a Substantial Shareholder may not consummate any purchase, sale, or other transfer of Common Stock Preferred Stock or Beneficial Ownership of Common Stock or Preferred Stock in violation of the Procedures, and any such transaction in violation of the Procedures shall be null and void ab initio.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Interim Order, the Procedures shall apply to the holding and transfers of Common Stock or Preferred Stock or any Beneficial Ownership therein by a Substantial Shareholder or someone who may become a Substantial Shareholder.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Interim Order, upon the request of any entity, the proposed noticing and claims agent for the Debtors, BMC Group, will provide a copy of the Interim Order and a form of each of the declarations required to be filed by the Procedures in a reasonable period of time. Such declarations are also available via PACER on the Court's website at https:// https://www.wawb.uscourts.gov/pacer for a fee or free of charge by accessing the Debtors' restructuring website at **https://cases.creditorinfo.com/hcdi**

PLEASE TAKE FURTHER NOTICE that the final hearing (the "**Final Hearing**") on the Motion shall be held on **January 11, 2024 at 9:00 am (Pacific Time)**. Objections, if any, that relate to the Motion shall be filed and served so as to be actually received by the Debtor's counsel and Notice Parties as defined in the Motion on or before **January 4, 2024**.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Interim Order, failure to follow the procedures set forth in the Interim Order shall constitute a violation of, among other things, the automatic stay provisions of section 362 of the Bankruptcy Code.

CAIRNCROSS & HEMPELMANN, P.S.
ATTORNEYS AT LAW
524 Second Avenue, Suite 500
Seattle, Washington 98104-2323
office 206 587 0700 fax 206 587 2308

PLEASE TAKE FURTHER NOTICE that nothing in the Interim Order shall preclude any person desirous of acquiring any Common Stock or Preferred Stock from requesting relief from the Interim Order from this Court, subject to the Debtors' and the other Notice Parties' rights to oppose such relief.

PLEASE TAKE FURTHER NOTICE that other than to the extent that the Interim Order expressly conditions or restricts trading in Common Stock or Preferred Stock, nothing in the Interim Order or in the Motion shall, or shall be deemed to, prejudice, impair, or otherwise alter or affect the rights of any holders of Common Stock or Preferred Stock, including in connection with the treatment of any such stock under any chapter 11 plan or any applicable bankruptcy court order.

PLEASE TAKE FURTHER NOTICE that any prohibited purchase, sale, other transfer of Common Stock or Preferred Stock, or the Beneficial Ownership thereof in violation of the Interim Order is prohibited and shall be null and void *ab initio* and may be subject to additional sanctions as this Court may determine.

PLEASE TAKE FURTHER NOTICE that the requirements set forth in the Interim Order are in addition to the requirements of applicable law and do not excuse compliance therewith.

/// END OF ORDER ///

CAIRNCROSS & HEMPELMANN, P.S.
ATTORNEYS AT LAW
524 Second Avenue, Suite 500
Seattle, Washington 98104-2323
office 206 587 0700 fax 206 587 2308

Presented by:

CAIRNCROSS & HEMPELMANN, P.S.

/s/ Aditi Paranjpye

Aditi Paranjpye, WSBA No. 53001
E-mail: aparanjpye@cairncross.com
Binah B. Yeung, WSBA No. 44065
E-mail: byeung@cairncross.com
Nicole Springstroh, WSBA No. 55714
E-mail: nspringstroh@cairncross.com
524 Second Avenue, Suite 500
Seattle, WA 98104-2323
Telephone: (206) 587-0700
Facsimile: (206) 587-2308
Attorneys for Debtors